Quarterly portfolio holdings
John Hancock
Classic Value Fund
U.S. equity
July 31, 2025
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Fund’s investments

As of 7-31-25 (unaudited)
	Shares	Value
Common stocks 99.3%		$579,126,814
(Cost $470,837,276)
Communication services 1.8%		10,460,865
Media 1.8%
Charter Communications, Inc., Class A (A)	38,836	10,460,865
Consumer discretionary 10.2%		59,480,229
Automobile components 7.2%
Lear Corp.	190,036	17,918,494
Magna International, Inc.	590,680	24,217,880
Household durables 1.2%
Newell Brands, Inc.	1,244,985	6,984,366
Textiles, apparel and luxury goods 1.8%
PVH Corp.	141,099	10,359,489
Consumer staples 6.3%		36,931,734
Consumer staples distribution and retail 4.2%
Dollar General Corp.	235,298	24,682,760
Food products 2.1%
Tyson Foods, Inc., Class A	234,206	12,248,974
Energy 4.6%		26,735,804
Energy equipment and services 1.9%
NOV, Inc.	900,069	11,322,868
Oil, gas and consumable fuels 2.7%
Shell PLC, ADR	213,446	15,412,936
Financials 32.2%		187,644,750
Banks 12.4%
Bank of America Corp.	387,504	18,317,314
Citigroup, Inc.	295,535	27,691,630
Wells Fargo & Company	324,073	26,130,006
Capital markets 1.9%
UBS Group AG	298,147	11,129,828
Consumer finance 4.6%
Capital One Financial Corp.	123,208	26,489,720
Financial services 10.3%
Corebridge Financial, Inc.	542,353	19,286,073
Equitable Holdings, Inc.	167,567	8,604,565
Global Payments, Inc.	253,228	20,245,579
Voya Financial, Inc.	171,653	12,015,710
Insurance 3.0%
MetLife, Inc.	233,500	17,734,325
Health care 25.5%		148,630,303
Health care equipment and supplies 6.4%
Baxter International, Inc.	985,171	21,437,321
Medtronic PLC	174,205	15,720,259
Health care providers and services 14.2%
CVS Health Corp.	461,206	28,640,889
Fresenius Medical Care AG, ADR	1,016,962	25,769,817
Humana, Inc.	113,580	28,380,235
Pharmaceuticals 4.9%
Bristol-Myers Squibb Company	330,566	14,316,813
Pfizer, Inc.	616,787	14,364,969
2	JOHN HANCOCK CLASSIC VALUE FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Industrials 5.1%		$29,648,992
Passenger airlines 2.2%
Delta Air Lines, Inc.	245,222	13,048,263
Professional services 2.9%
SS&C Technologies Holdings, Inc.	194,206	16,600,729
Information technology 11.0%		64,222,364
Electronic equipment, instruments and components 2.7%
TE Connectivity PLC	76,025	15,642,144
IT services 5.4%
Amdocs, Ltd.	172,869	14,756,098
Cognizant Technology Solutions Corp., Class A	233,475	16,754,166
Semiconductors and semiconductor equipment 2.9%
Skyworks Solutions, Inc.	249,051	17,069,956
Materials 2.6%		15,371,773
Chemicals 2.6%
Dow, Inc.	660,016	15,371,773

	Yield (%)	Shares	Value
Short-term investments 0.5%			$2,965,785
(Cost $2,965,785)
Short-term funds 0.5%			2,965,785
State Street Institutional Treasury Money Market Fund, Premier Class	4.2119(B)	2,965,785	2,965,785

Total investments (Cost $473,803,061) 99.8%	$582,092,599
Other assets and liabilities, net 0.2%	1,394,361
Total net assets 100.0%	$583,486,960

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-25.
The fund had the following country composition as a percentage of net assets on 7-31-25:
United States	81.5%
Ireland	5.4%
Germany	4.4%
Canada	4.2%
United Kingdom	2.6%
Switzerland	1.9%
TOTAL	100.0%
SEE NOTES TO FUND’S INVESTMENTS	JOHN HANCOCK CLASSIC VALUE FUND | QUARTERLY REPORT	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2025, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	$27,884,350	$102,045,353	$(129,930,001)	$21,004	$(20,706)	$25,518	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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